UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 2, 2012

CROSSTEX ENERGY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50536	52-2235832
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K dated July 2, 2012, filed by Crosstex Energy, Inc. with the Securities and Exchange Commission on July 3, 2012 (the “Form 8-K”). This Amendment No. 1 is being filed to include the financial information required under parts (a) and (b) of Item 9.01.

ITEM 9.01             Financial Statements and Exhibits

(a)         Financial Statements of Business Acquired

Item 9.01(a) of the Form 8-K is hereby amended and restated in its entirety as follows:

The audited consolidated financial statements of Clearfield Energy, Inc. and its subsidiaries, for the year ended March 31, 2012, together with the report of Kreischer Miller with respect thereto, are included as Exhibit 99.1 to this Amendment No. 1 and are incorporated herein by reference.

(b)         Pro Forma Financial Information

Item 9.01(b) of the Form 8-K is hereby amended and restated in its entirety as follows:

The unaudited pro forma financial statements of Crosstex Energy, Inc. required by this item are included as Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference.

(d) Exhibits

EXHIBIT NUMBER		DESCRIPTION

23.1	—	Consent of Kreischer Miller
99.1	—	Clearfield Energy, Inc. Audited Consolidated Financial Statements for the Year Ended March 31, 2012.
99.2	—	Unaudited Pro Forma Financial Statements of Crosstex Energy, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSTEX ENERGY, INC.

Date: August 1, 2012	By:	/s/ MICHAEL J. GARBERDING
Michael J. Garberding
Senior Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

23.1	—	Consent of Kreischer Miller.
99.1	—	Clearfield Energy, Inc. Audited Consolidated Financial Statements for the Year Ended March 31, 2012.
99.2	—	Unaudited Pro Forma Financial Statements of Crosstex Energy, Inc.